UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2010

WESCORP ENERGY INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30095	98-0447716
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

Suite 770, 435 - 4 Avenue S.W., Calgary, Alberta, Canada T2P 3A8
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (403) 206-3990

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.02.	Unregistered Sales of Equity Securities

On May 17, 2010, Wescorp Energy Inc. (the “Company”) completed the second interim closing of a private placement for an aggregate amount of $396,647 and issued 1,586,588 units (the “2010 Units”), each consisting of (i) one common share of the Company and (ii) one common share purchase warrant (the “2010 Warrant”). The 2010 Warrants entitle the holders thereof to purchase an aggregate of 1,586,588 shares of the Company’s common stock, at a price of $0.25 per share, for a period of two years beginning on the date of issuance of the 2010 Warrant. In connection with the closing, the Company issued 158,658 of the 2010 Units to a non-U.S. resident outside the United States as commission for assisting in the private placement.

The 2010 Units issued to investors in the United States were issued based on exemptions from registration under the Securities Act of 1933, as amended (“Securities Act”), and applicable state laws pursuant to Section 4(2) of the Securities Act and Rule 506 of Regulation D. These issuances qualified for this exemption from registration because (i) each investor is an accredited investor; (ii) the Company did not engage in any general solicitation or advertising to market the securities; (iii) the investors were provided the opportunity to ask questions and receive answers from the Company regarding the issuance; (iv) the securities were issued to a person with knowledge and experience in financial and business matters so that he is capable of evaluating the merits and risks of an investment in the Company; and (v) the investors received “restricted securities”.

The 2010 Units issued to non-US residents outside the United States were issued in reliance upon the exemption from registration under Regulation S of the Securities Act. This issuance qualified for exemption from registration because (i) the securities were sold to non-U.S. investors in an offshore transaction (as defined under Regulation S); (ii) the Company did not use any directed selling efforts (as defined under Regulation S) in the United States; (iii) offering restrictions (as defined under Regulation S) were implemented by the Company; and (iv) the investors received and will receive upon execution of any warrant “restricted securities” that include all applicable legends and are subject to resale limitations in accordance with Regulation S.

As previously reported on a Current Report on Form 8-K, filed with the Commission on January 28, 2009, the Company issued 6,817,131 units in a private placement on December 18, 2008, each unit consisting of (i) one common share of the Company and (ii) one two-year, common share purchase warrant (the “2008 Units”) with an exercise price of $0.60 per share. In connection with the issuance of the 2009 Units, the Company paid previously-owed commissions equal to 534,213 of the 2008 Units on May 17, 2010 to a non-U.S. resident outside the United States. These 2008 Units were issued in reliance upon the exemption from registration under Regulation S of the Securities Act. This issuance qualified for exemption from registration because (i) the securities were issued to non-U.S. investors in an offshore transaction (as defined under Regulation S); (ii) the Company did not use any directed selling efforts (as defined under Regulation S) in the United States; (iii) offering restrictions (as defined under Regulation S) were implemented by the Company; and (iv) the holder received and will receive upon execution of any warrant “restricted securities” that include all applicable legends and are subject to resale limitations in accordance with Regulation S.

As previously reported on a Current Report on Form 8-K, filed with the Commission on May 7, 2009, the Company issued 1,705,000 units in a private placement on May 1, 2009, each unit consisting of (i) one common share of the Company and (ii) one two-year, common share purchase warrant with an exercise price of $0.60 per share (the “2009 Units”). In connection with the issuance of the 2009 Units, the Company paid previously-owed commissions equal to 242,500 of the 2009 Units on May 17, 2010. These 2009 Units were issued to non-US residents outside the United States in reliance upon the exemption from registration under Regulation S of the Securities Act. This issuance qualified for exemption from registration because (i) the securities were issued to non-U.S. investors in an offshore transaction (as defined under Regulation S); (ii) the Company did not use any directed selling efforts (as defined under Regulation S) in the United States; (iii) offering restrictions (as defined under Regulation S) were implemented by the Company; and (iv) the holder received and will receive upon execution of any warrant “restricted securities” that include all applicable legends and are subject to resale limitations in accordance with Regulation S.

Also on May 17, 2010, the Company closed on a private placement for 250,000 of the 2009 Units. The 2009 Units were sold at $.40 per 2009 Unit, which resulted in a total raise of $100,000. The 2009 Units issued to the investor were issued in reliance upon the exemption from registration under Regulation S of the Securities Act. This issuance qualified for exemption from registration because (i) the securities were sold to a non-U.S. investor in an offshore transaction (as defined under Regulation S); (ii) the Company did not use any directed selling efforts (as defined under Regulation S) in the United States; (iii) offering restrictions (as defined under Regulation S) were implemented by the Company; and (iv) the investor received and will receive upon execution of any warrant “restricted securities” that include all applicable legends and are subject to resale limitations in accordance with Regulation S.

Finally, on May 17, 2010, in connection with prior extensions of certain of the Company’s obligations under its 14% Redeemable Convertible Secured Debentures and its 14% Redeemable Secured Debentures, the Company issued to the debenture holders (i) two-year warrants to purchase an aggregate of 1,100,000 shares of the Company’s common stock with an exercise price of $.20 per share and (ii) two-year warrants to purchase an aggregate of 100,000 shares of the Company’s common stock with an exercise price of $.40 per share.

The warrants issued to debenture holders in the United States were issued based on exemptions from registration under the Securities Act and applicable state laws pursuant to Section 4(2) of the Securities Act and Rule 506 of Regulation D. These issuances qualified for this exemption from registration because (i) each debenture holder is an accredited investor; (ii) the Company did not engage in any general solicitation or advertising to market the securities; (iii) the investors were provided the opportunity to ask questions and receive answers from the Company regarding the issuance; (iv) the securities were issued to a person with knowledge and experience in financial and business matters so that he is capable of evaluating the merits and risks of an investment in the Company; and (v) the investors received “restricted securities”.

The warrants issued to debenture holders outside the United States were issued in reliance upon the exemption from registration under Regulation S of the Securities Act. This issuance qualified for exemption from registration because (i) the securities were issued to non-U.S. debenture holders in an offshore transaction (as defined under Regulation S); (ii) the Company did not use any directed selling efforts (as defined under Regulation S) in the United States; (iii) offering restrictions (as defined under Regulation S) were implemented by the Company; and (iv) the non-U.S. debenture holders received and will receive upon execution of any warrant “restricted securities” that include all applicable legends and are subject to resale limitations in accordance with Regulation S.

Item 7.01	Regulation FD Disclosure.

On May 19, 2010, the Company issued a press release entitled “Wescorp Energy’s H2Omaxx Water Remediation Unit Installed and Operational at Cancen Oil Treatment Facility in Alberta”. The press release is attached as Exhibit 99.1 hereto.

In accordance with General Instruction B.2 of Form 8-K, the information disclosed in Item 7.01 of, and Exhibit 99.1 attached to, this Current Report on Form 8-K shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing. This Current Report on Form 8-K does not constitute a determination of whether any information included herein is material.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Document

4.1	Form of Warrant
99.1	Press Release Dated May 19, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESCORP ENERGY INC.

June 14, 2010	By: /s/Douglas Biles
Douglas Biles
Chief Executive Officer

Exhibit Index

Exhibit No.	Document

4.1	Form of Warrant
99.1	Press Release Dated May 19, 2010